As filed with the Securities and Exchange Commission on February 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 402, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 402, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

MAINGATE MLP FUND

Access to MLPs with the convenience of a Mutual Fund

Annual Report

2011

FRONT COVER | NOT PART OF REPORT

THIS PAGE INTENTIONALLY BLANK

MainGate MLP Fund
Class A (AMLPX)
Class I (IMLPX)

6075 Poplar Avenue, Suite 402 | Memphis, TN 38119 | 855.MLP.FUND (855.657.3863) | www.maingatefunds.com

Annual Report

November 30, 2011

Table of Contents

Letter to Shareholders	5
Hypothetical Growth of a $10,000 Investment	10
Average Annual Returns	10
Expense Example	11
Allocation of Portfolio Assets	12
Schedule of Investments	12
Statement of Assets and Liabilities	13
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights: Class A Shares	15
Financial Highlights: Class I Shares	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Trustess & Officers	22
Additional Information	23
Privacy Policy	24
Fund Service Providers	25

MainGate mlp fund

The following discussion is based on our opinions and beliefs.

Dear Shareholders,

We continue to be enamored with the unique combination of investment attributes that MLPs have exhibited over the years. We were originally attracted to MLPs in the mid 1990s due to the combination of competitive yields coupled with the opportunity for growth. We are still attracted to the same combination today.

Fund Return

The MainGate MLP Fund (“Fund”) closed the year with a healthy return compared to the S&P 500 Index. The generally weak broader market conditions reflected investors’ uncertainty due to the unresolved debt issues associated with various European countries (such as Greece, Italy and Spain), the mid-summer discourse on raising the debt ceiling of the U.S. Government, the ensuing AAA credit rating downgrade for U.S. Government debt, and the beginning of the Presidential election cycle.

The Fund had the following returns from February 17, 2011 (the Fund’s inception) through November 30, 2011 compared to the S&P 500 Index:

Cumulative Return (without load)	1 Month	3 Months	6 Months	Since Inception
MainGate MLP Fund - Class A	0.28%	3.09%	0.90%	0.80%
MainGate MLP Fund Class I	0.38%	3.19%	1.10%	1.10%
S&P 500 Index	-0.22%	2.90%	-6.25%	-5.41%

Cumulative Return (with 5.75% load)	1 Month	3 Months	6 Months	Since Inception
MainGate MLP Fund - Class A	-5.46%	-2.86%	-4.91%	-5.00%
S&P 500 Index	-0.22%	2.90%	-6.25%	-5.41%

The Fund had mostly stronger relative returns from healthy MLP distributions to the Fund and modest growth of the Fund’s MLP positions. Market participants may have been more attracted to the opportunity for a combination of quarterly distributions and growth in the MLP market than to broader market securities.

Overview

MLPs started their investment story as a small selection of midstream energy partnerships that operated pipelines. As you may know, the first modern MLP that went public in the late 1980s was Buckeye Partners, LP (BPL, $61.70). The pipeline business is an inherently attractive business and meets many of the objectives we seek as investors. A pipeline typically collects a toll for volume that moves from point A to point B, or it generates revenue through long term contracts where the customer pays a large percentage of its fee to the pipeline in the form of a capacity reservation fee. Pipelines control land rights of way into major metropolitan areas that lead to a business with naturally high barriers to entry. In order to provide competitive services to an existing pipeline, another party must secure its own right of way, contract with customers on a long term basis, obtain regulatory approvals, and secure financing to build the line—quite a task.

As an example, Williams Partners, LP (WPZ, $57.45) moves approximately 15% of the natural gas used in the U.S. each year and owns Transco Pipeline, the largest natural gas pipeline in the country. Williams’ Transco Pipeline has been reliably delivering natural gas to its customers through its 10,500-mile pipeline system, extending from South Texas to New York City for many years. The Transco Pipeline system is a major provider of natural gas to the northeastern and southeastern states.

Inelastic energy demand over a wide range of economic environments can lead to a strong, long term cash flow for midstream MLP businesses. The cash flow characteristics of toll-oriented, fee-based, midstream energy businesses are attractive in our opinion and serve as the cornerstone of the investment case for MLPs. Today, midstream energy MLPs engage in a wide range of activities, with visible cash flow generation serving as the important common theme.

The ongoing generation of cash from midstream business activities has provided the long term source of support for quarterly distributions paid by MLPs. As MLP investors, the fact that most of the distributable cash flow is paid out to us each quarter is highly attractive. For investors searching for income, MLPs have competitive yields and are attractive in the current yield environment.

The Fed has set the stage for income oriented investors to suffer from a potentially low yield environment as highlighted by recent Federal Open Market Committee (“FOMC”) statements:

“The Committee intends to purchase, by the end of June 2012, $400 billion of Treasury securities with remaining maturities of 6 years to 30 years and to sell an equal amount of Treasury securities with remaining maturities of 3 years or less. This program should put downward pressure on longer-term interest rates…”

Board of Governors of the Federal Reserve System, FOMC Statement, September 21, 2011

“In particular, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent and currently anticipates that economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Board of Governors of the Federal Reserve System, FOMC Statement, January 25, 2012

In addition to their attractive yield, we believe growth is expected to remain robust for MLPs. Cash flow growth can come from several different sources such as (1) structural growth factors (higher throughput volumes, rate increases, etc…), (2) organic growth, and (3) accretive acquisitions. Today, each of these has positive attributes.

As an example of the positive environment for structural growth factors, the rate picture for petroleum pipelines is healthy. These assets receive an annual rate increase equal to the Producer Price Index (“PPI”) + 2.65% in the current environment. We believe that natural gas pipelines volumes will be positively influenced by fuel switching at power plants as the conversion from coal-fired generation to gas-fired generation continues to gain momentum. On December 22, 2011, the U.S. Environmental Protection Agency (“EPA”) unveiled final regulations designed to cut emissions from power plants. It is estimated that up to 40% of the nation’s 1400 coal and oil fired plants lack modern pollution control. The EPA estimates the annual cost for utilities to comply with the new requirements at $9.6 billion starting in 20161.

Organic growth projects continue to be announced in the various energy basins such as the Bakken, Eagle Ford, Granite Wash, Marcellus, and Permian to name a few. Other emerging shale basins such as the Niobrara and Utica may provide further project opportunities for MLPs to construct new energy infrastructure in the years ahead. In June 2011, the Interstate Natural Gas Association of America’s foundation, the INGAA Foundation, Inc. (“INGAA”) released its study that outlined the need for an additional $205 billion of new gas infrastructure through 2035. INGAA expects over $8 billion of average annual expenditure for gas infrastructure through 2035. New infrastructure is expected to be constructed for gas storage, gathering and processing, and mainline gas transmission pipelines.

Lastly, looking at the third aspect of growth for MLPs, the acquisition market has been strong this year. Total merger and acquisition (“M&A”) volume for the MLP market stood at $36.5 billion through December 1, 2011.

To finance these acquisitions and organic expansions, MLP capital markets have been very healthy, with MLPs accessing over $39 billion of capital made up of $18.2 billion in equity through 86 offerings, and $20.8 billion of debt through 39 offerings as of December 1, 2011.

Outlook

We believe the average MLP may grow their distribution at a 4-5% rate over the next year. With steady valuations, the MLP market could offer the possibility of attractive total returns supported by a healthy yield.

The Fund’s portfolio was composed of the following sectors as of November 30, 2011:

Crude/Refined Products Pipelines and Storage	32.6%
Natural Gas/Natural Gas Liquid Pipelines and Storage	29.1%
Natural Gas Gathering/Processing	38.3%

The Fund has exposure to sectors which may benefit from new infrastructure investment opportunities. Sectors such as the Natural Gas/Natural Gas Liquid Pipelines and Storage sector could provide healthy returns to the Fund. We believe that the third and fourth largest positions in the Fund, Enterprise Product Partners, LP (EPD, $45.49), and Williams Partners, LP (WPZ, $58.06) are well positioned to potentially benefit from future growth opportunities associated with the development of natural gas infrastructure. The Crude/Refined Products Pipelines and Storage sector may benefit from the potential growth of domestic onshore production and is represented with our second largest holding, Plains All American Pipeline, LP (PAA, $64.86). In addition, the Fund has exposure to the Natural Gas Gathering/Processing sector with the Fund’s largest position, Copano Energy, LLC (CPNO, $33.10) and the Fund’s fifth largest position, Crosstex Energy, Inc. (XTXI, $11.97) as of November 30, 2011.

We believe an environment supported by the need for additional energy infrastructure could provide an attractive investment climate for the Fund.

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Past performance is not a guarantee of future results.

Opinions expressed are those of MainGate and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

The Producer Price Index measures the average change over time in the selling prices received by domestic producers for their output.

Public GP refers to publicly traded shares of entities that own and control the general partner interest of an MLP.

E&P refers to Exploration and Production energy MLPs which are engaged in the exploration and production of oil and gas properties.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of fund holdings.
The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

Hypothetical Growth of a $10,000 Investment
unaudited

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund as of the Fund’s inception date on 2/17/11. Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Average Annual Returns
November 30, 2011

	Since Inception*	Inception Date
Class A (without sales load)	0.80%	2/17/11
Class A (with sales load)	-5.00%	2/17/11
Class I	1.10%	2/17/11
S&P 500 Index	-5.41%	2/17/11

*Since inception returns are cumulative.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863) or by visiting www.maingatefunds.com.

Class A and Class I shares were first available on February 17, 2011.

Class A performance has been restated to reflect the maximum sales charge of 5.75%. Class I is not subject to a sales charge.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Expense Example | unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (06/01/2011)	Ending Account Value (11/30/2011)	Expenses Paid During Period(1) (06/01/11 – 11/30/11)	Net Annualized Expense Ratio(2)
Class A Actual	$1,000	$1,099.00	$8.81	1.75%
Class A Hypothetical (5% return before expenses)	$1,000	$1,016.29	$8.85	1.75%
Class I Actual	$1,000	$1,011.00	$7.56	1.50%
Class I Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.59	1.50%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period).

(2)	Annualized expense ratio excludes current and deferred income tax expense.

Schedule of Investments | November 30, 2011

Master Limited Partnerships and Related Companies, United States: 99.5%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage: 32.4%(1)
Genesis Energy, L.P.	47,200	$1,231,448
Kinder Morgan Management, LLC(2)	17,676	1,250,947
Magellan Midstream Partners, L.P.	12,000	767,760
Oiltanking Partners, L.P	47,100	1,356,480
Plains All American Pipeline, L.P.	32,000	2,075,520
Sunoco Logistics Partners, L.P.	5,000	516,300
Tesoro Logistics, L.P	44,200	1,204,892
		8,403,347
Natural Gas/Natural Gas Liquid Pipelines and Storage: 29.0%(1)
El Paso Pipeline Partners, L.P.	31,400	1,028,978
Energy Transfer Equity, L.P.	44,100	1,556,289
Enterprise Products Partners, L.P.	45,300	2,060,697
ONEOK Partners, L.P.	10,300	520,768
Spectra Energy Partners, L.P.	17,100	517,617
Williams Partners, L.P.	31,500	1,828,890
		7,513,239
Natural Gas Gathering/Processing: 38.1% (1)
Copano Energy, LLC	63,300	2,095,230
Crosstex Energy, Inc.(3)	133,800	1,601,586
Crosstex Energy, L.P.	16,700	259,351
Eagle Rock Energy Partners, L.P.	121,700	1,277,850
MarkWest Energy Partners, L.P.	23,300	1,249,812
Regency Energy Partners, L.P.	54,400	1,251,744
Targa Resources Corp.(3)	38,700	1,337,859
Targa Resources Partners, L.P.	21,000	788,130
		9,861,562

Total Master Limited Partnerships and Related Companies (Cost $24,749,342)		$25,778,148
Total Investments: 99.5%(1) (Cost $24,749,342)		$25,778,148
Other Assets in Excess of Liabilities: 0.5%(1)		117,315
Net Assets Applicable to Common Shareholders: 100.0%(1)		$25,895,463

(1) Calculated as a percentage of net assets applicable to shareholders. (2) Security distributions are paid-in-kind. (3) MLP general partner interest.

See Accompanying Notes to the Financial Statements.

Statement of Assets and Liabilities
November 30, 2011

Assets
Investments at fair value (cost $24,749,342)	$25,778,148
Cash and cash equivalents	674,378
Receivable for Fund shares sold	464,674
Prepaid expenses	17,531
Deferred offering costs	21,633
Total assets	26,956,364

Liabilities
Payable to Adviser	1,509
Payable for investments purchased	578,515
Deferred tax liability	370,357
Accrued expenses and other liabilities	110,520
Total liabilities	1,060,901

Net assets applicable to common shareholders	$25,895,463

Net Assets Applicable to Common Shareholders Consist of
Additional paid-in capital	$25,291,195
Undistributed net investment loss, net of deferred taxes	(20,054)
Accumulated realized loss, net of deferred taxes	(13,538)
Net unrealized gain on investments, net of deferred taxes	637,860
Net assets applicable to common shareholders	$25,895,463

Unlimited shares authorized	Class A	Class I
Net assets	$1,769,297	$24,126,166
Shares issued and outstanding	181,220	2,464,992
Net asset value, redemption price and minimum offering price per share	$9.76	$9.79
Maximum offering price per share ($9.76/0.9425)	$10.36	NA

Statement of Operations
February 17, 2011(1) – November 30, 2011

Investment Income
Distributions received from master limited partnerships	$291,503
Less: return of capital on distributions	(262,352)
Distribution income from master limited partnerships	29,150
Dividends from common stock	4,854
Total Investment Income	34,004

Expenses
Professional fees	90,101
Offering costs	77,278
Reports to shareholders	57,000
Advisory fees	54,242
Transfer agent expense	45,000
Insurance expense	36,777
Trustees’ fees	36,007
Compliance fees	34,600
Administrator fees	25,000
Custodian fees and expenses	1,499
Registration fees	899
Fund accounting fees	475
12b-1 shareholder servicing fee - Class A	1,258
Other expenses	10,000
Total Expenses	470,136
Less: expense reimbursement by Adviser	(403,787)
Net Expenses	66,349
Net Investment Loss, before Deferred Taxes	(32,345)
Deferred tax benefit	12,291
Net Investment Loss	(20,054)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before deferred taxes	(21,836)
Deferred tax benefit	8,298
Net realized loss on investments	(13,538)
Net change in unrealized appreciation of investments, before deferred taxes	1,028,806
Deferred tax expense	(390,946)
Net change in unrealized appreciation of investments	637,860
Net Realized and Unrealized Gain on Investments	624,322
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$604,268
(1) Commencement of operations.

See Accompanying Notes to the Financial Statements.

Statement of
Changes in Net Assets

Operations	February 17, 2011(1) – November 30, 2011

Net investment loss, net of deferred taxes	$(20,054)
Net realized loss on investments, net of deferred taxes	(13,538)
Net change in unrealized appreciation of investments, net of deferred taxes	637,860
Net increase in net assets applicable to common shareholders resulting from operations	604,268

Dividends and Distributions to Common Shareholders
Return of capital	(233,071)
Total dividends and distributions to common shareholders	(233,071)

Capital Share Transactions(Note 8)
Proceeds from shareholder subscriptions	26,965,692
Dividend reinvestments	199,474
Payments for redemptions	(1,640,900)
Net increase in net assets applicable to common shareholders from capital share transactions	25,524,266
Total increase in net assets applicable to common shareholders	25,895,463
Net Assets
Beginning of period	—
End of period	$25,895,463
Undistributed net investment loss at the end of the period, net of income taxes	$(20,054)
(1) Commencement of operations.

See Accompanying Notes to the Financial Statements.

Financial Highlights:
Class A Shares

Per Common Share Data(2)	February 17, 2011(1) –November 30, 2011
Net Asset Value, beginning of period	$—
Public offering price	10.00
Income from Investment Operations
Net investment loss(3)	(0.05)
Net realized and unrealized gain on investments	0.13
Total increase from investment operations	0.08
Less Distributions to Common Shareholders
Return of capital	(0.32)
Total distributions to common shareholders	(0.32)
Net Asset Value, end of period	$9.76
Total Investment Return	0.80	%(4)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$1,769,297
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5,6)	19.59%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5,6)	10.28%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5,6)	11.06%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5,6)	1.75%
Ratio of net investment loss (including net deferred income tax benefit) to average net assets before waiver(5,7)	(9.99)%
Ratio of net investment loss (including net deferred income tax benefit) to average net assets after waiver(5,7)	(0.68)%
Ratio of net investment loss (excluding net deferred income tax benefit) to average net assets before waiver(5,7)	(10.27)%
Ratio of net investment loss (excluding net deferred income tax benefit) to average net assets after waiver(5,7)	(0.97)%
Portfolio turnover rate(8)	175.43	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not Annualized.
(5)	For periods less than one full year all income and expenses are annualized.
(6)	For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $42,955 is attributable to Class A.
(7)	For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in net deferred tax benefit, of which $1,426 is attributable to Class A.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Financial Highlights:
Class I Shares

Per Common Share Data(2)	February 17, 2011(1) – November 30, 2011
Net Asset Value, beginning of period	$—
Public offering price	10.00
Income from Investment Operations
Net investment loss(3)	(0.03)
Net realized and unrealized gain on investments	0.14
Total increase from investment operations	0.11
Less Distributions to Common Shareholders
Return of capital	(0.32)
Total distributions to common shareholders	(0.32)
Net Asset Value, end of period	$9.79
Total Investment Return	1.10	%(4)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$24,126,166
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5,6)	19.34%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5,6)	10.03%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5,6)	10.81%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5,6)	1.50%
Ratio of net investment loss (including net deferred income tax benefit) to average net assets before waiver(5,7)	(9.74)%
Ratio of net investment loss (including net deferred income tax benefit) to average net assets after waiver(5,7)	(0.43)%
Ratio of net investment loss (excluding net deferred income tax benefit) to average net assets before waiver(5,7)	(10.02)%
Ratio of net investment loss (excluding net deferred income tax benefit) to average net assets after waiver(5,7)	(0.72)%
Portfolio turnover rate(8)	175.43	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not Annualized.
(5)	For periods less than one full year all income and expenses are annualized.
(6)	For the period from February 17, 2011 to November 30, 2011, the Fund accrued $370,357 in net deferred tax expense, of which $327,402 is attributable to Class I.
(7)	For the period from February 17, 2011 to November 30, 2011, the Fund accrued $12,291 in net deferred tax benefit, of which $10,865 is attributable to Class I.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Notes to Financial Statements

November 30, 2011

1. Organization

MainGate MLP Fund (the “Fund”), a series of MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company and was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. The Fund commenced operations on February 17, 2011.

The Fund offers two classes of shares, Class A and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class I shares have no sales charge.

2. Significant Accounting Policies

A. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Valuation. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

•
Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

•
Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

•
Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. The Adviser must also monitor for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 10% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis. The Fund expensed organizational costs as incurred and amortizes offering costs over a one-year period from the commencement of operations. These costs consisted of legal fees pertaining to the Fund’s shares offered for sale, preparing the initial registration statement and printing the prospectus, and SEC and state registration fees. For the period February 17, 2011 (commencement of operations) through November 30, 2011, $43,784 has been amortized and included in the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends and distributions to common shareholders will be recorded on the ex-dividend date. The character of dividends and distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period February 17, 2011 (commencement of operations) to November 30, 2011, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the period ended November 30, 2011 will be determined in early 2012.

E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the period ended November 30, 2011, the Fund did not have interest or penalties associated with underpayment of income taxes.

F. Cash and Cash Equivalents. The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information. The Fund intends to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

H. Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement. In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

		Fair Value Measurements at Reporting Date Using:
Description	Fair Value at November 30, 2011	Quoted Prices in Active Markets for IdenticalAssets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and and Related Companies(1)	$25,778,148	$25,778,148	$—	$—
Total	$25,778,148	$25,778,148	$—	$—

(1) All other industry classifications are identified in the Schedule of Investments.

The Fund did not hold Level 2 or Level 3 investments at any time during the period February 17, 2011 (commencement of operations) to November 30, 2011. There were no significant transfers into and out of Level 1 and Level 2 during the current period presented. It is the Fund's policy to records transfers between Level 1 and Level 2 at the end of the reporting period.

4. Concentrations of Risk

The Fund’s investment objective is to seek to generate total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP interests.

5. Agreements and Related Party Transactions

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the “Adviser”). Under the terms of the Agreement, the Fund will pay the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The Adviser paid the initial organizational expenses of the Fund, which amounted to $51,184. The Adviser has agreed to waive its advisory fee and/or reimburse certain expenses of the Fund, until at least March 31, 2013, but only to the extent necessary so that the Fund’s total annual expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including accrued deferred tax liability; any indirect expenses, such as acquired fund fees and expenses; 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. For the period from February 17, 2011 (commencement of operations) to November 30, 2011, the Adviser waived and reimbursed expenses in the amount of $454,971, $403,787 after commencement and $51,184 related to organizational costs prior to commencement, which can be recouped on or before November 30 and February 3, 2014, respectively.

Certain Trustees and Officers of the Trust are also Officers of the Adviser.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% of average daily net assets. For the period from February 17, 2011 through November 30, 2011, 12b-1 distribution expenses of $1,258 were accrued by Class A shares.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000, imposed upon the Fund reaching certain asset levels.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $30,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels.

6. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Fund will modify its estimate or assumption regarding the deferred tax liability or asset. As of November 30, 2011, the Fund did not record a valuation allowance against the deferred tax asset because the Fund believes it is more likely than not that the Fund will realize the deferred tax asset. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforward	$23,368
Capital loss carryforward	2,541
Total deferred tax assets	25,909
Less: Deferred tax liabilities:
Unrealized gain on investment securities (tax basis)	396,266
Net deferred tax expense	$370,357

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2011	$61,495	November 30, 2031
Total Fiscal Year Ended Net Operating Loss	$61,495
Fiscal Year Ended Capital Loss
November 30, 2011	$6,685	November 30, 2016
Total Fiscal Year Ended Capital Loss	$6,685

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would expire by November 30, 2016. The net operating loss can be carried forward for 20 years and, accordingly, would expire by November 30, 2031.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2011, as follows:

Application of statutory income tax rate	$341,119
State income taxes (net of federal benefit)	29,238
Total tax expense	$370,357

Income taxes are computed by applying the Federal Statutory rate of 35% plus a blended federal tax affected state income tax rate of 3%.

At November 30, 2011, the cost basis of investments was $24,735,343 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows.

Gross unrealized appreciation	$1,294,126
Gross unrealized depreciation	(251,321)
Net unrealized appreciation	$1,042,805

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7. Investment Transactions

For the period February 17, 2011 (commencement of operations) to November 30, 2011, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $35,924,756 and $10,891,225 (excluding short-term securities), respectively.

8. Common Stock

Transactions of shares of the Fund were as follows:

February 17, 2011(1) – November 30, 2011
Class A Shares	Amount	Shares
Sold	$3,253,057	340,077
Dividends Reinvested	19,579	2,080
Redeemed	(1,562,610)	(160,937)
Net Increase	$1,710,026	181,220
Class I Shares	Amount	Shares
Sold	$23,712,635	2,449,150
Dividends Reinvested	179,895	23,981
Redeemed	(78,290)	(8,139)
Net Increase	$23,814,240	2,464,992

(1) Commencement of operations.

9. Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

The Fund declared a distribution of $0.1575 per share payable on February 29, 2012 to shareholders of record on January 23, 2012.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
MainGate MLP Fund
(a series of MainGate Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MainGate Trust, comprising MainGate MLP Fund (the “Fund”) as of November 30, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period February 17, 2011 (commencement of operations) through November 30, 2011. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MainGate MLP Fund as of November 30, 2011, and the results of its operations, changes in its net assets, and the financial highlights for the period February 17, 2011 (commencement of operations) through November 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
January 30, 2012

Trustees & Officers

November 30, 2011 | unaudited

Set forth below is information with respect to each of the Trustees and Officers of the Fund, including their principal occupation during the past five years. The business address of the Fund, its Trustees and Officers is 6075 Poplar Ave., Suite 402, Memphis, TN 38119.

Name and Age	Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Robert A. Reed Age: 45	Lead Independent Trustee since January 2011	President, CEO and founder, ABC Polymer Industries, LLC since 1994	1
Director, Oakworth Capital Bank since 2008; Director, Robert E. Reed Gastrointestinal Oncology Research Foundation, 2001-present; Member of the Young Presidents Organization International, 2010; Member, Society of International Business Fellows, 1999-present

Darrison N. Wharton Age: 40	Independent Trustee since January 2011	Assistant Vice President and Client Advocate, Willis of Tennessee, Inc. in Memphis, TN since 2005	1
Board member, Goodwill Club of the Boys and Girls Clubs of Greater Memphis since 2009; President, Phoenix Club, a non-profit group dedicated to raising money for the Boys and Girls Clubs of Greater Memphis from 2006-2007

David C. Burns, CPA Age: 49	Independent Trustee and Chairman of the Audit Committee since January 2011	Partner and cofounder, Cross Keys Capital, LLC since 2004	1	Board member, Ryan Taylor & Co. since 2002; Board member, The Haven since 2007; Board member, Mountainside Holdings since 2011
Marshall K. Gramm Age: 38	Independent Trustee since January 2011	Associate Professor of Economics, Rhodes College, 2006-present; Assistant Professor of Economics, Rhodes College, 2000-2006	1	None
Barry Samuels, CPA Age: 46	Independent Trustee since January 2011	Private investor, 2009 to present; Director-Private Wealth Management, Deutsche Bank, 2003 to 2009	1	None
Moss W. Davis Age: 49	Independent Trustee and Chairman of the Pricing Committee since January 2011	President and Founder, Fairview Consulting Group, 2008 to present; Vice President, Experient Group, Consulting and Staffing Firm 2005 to 2008	1	None
Interested Trustees and Officers
Matthew G. Mead(1) Age: 44	Interested Trustee, President and Chief Executive Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; President, Chickasaw Securities	1	Director, Oakworth Capital Bank; Director, AGRI, Inc.
Geoffrey Mavar(1) Age: 49	Interested Trustee, Treasurer and Chief Financial Officer since January 2011	Principal, Chickasaw Capital Management, LLC since 2003; Chief Financial Officer, Chickasaw Securities	1	None
Salvatore Faia Age: 49	Chief Compliance Officer since January 2011	President, Vigilant Compliance Services	1	Trustee, EIP Growth & Income Fund

(1)  This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

Additional Information

November 30, 2011 | unaudited

Trustee and Officer Compensation

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the period ended November 30, 2011, the aggregate compensation paid by the Fund to the independent trustees was $22,500. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund’s Web site at www.maingatefunds.com or the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the period since inception through June 30, 2011 are available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855.MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Fund Service Providers
November 30, 2011

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board
David C. Burns, Independent Trustee
Moss W. Davis, Independent Trustee
Marshall K. Gramm, Independent Trustee
Matthew G. Mead*, Interested Trustee
Robert A. Reed, Lead Independent Trustee
Barry A. Samuels, Independent Trustee
Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer
Geoffrey P. Mavar*, Treasurer and Chief Financial Officer
Salvatore Faia, Chief Compliance Officer
Debra McAdoo*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC
6075 Poplar Avenue, Suite 402, Memphis, TN 38119

Distributor

Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Street, 5th Floor, Milwaukee, WI 53202

Legal Counsel

Thompson Coburn LLP
One U.S. Bank Plaza, St. Louis, MO 63101

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100, Westlake, OH 44145

*Employed by Chickasaw Capital Management, LLC.

Notes

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions... 855.657.3863

For news, research and more Fund information... maingatefunds.com

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT

Quasar Distributors, LLC, distributor.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. David Burns is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2011
Audit Fees	24,000
Audit-Related Fees	None
Tax Fees	11,000
All Other Fees	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011
Registrant	None
Registrant’s Investment Adviser	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title) /s/ Matthew G. Mead
                                                 Matthew G. Mead, President & Chief Executive Officer

Date   January 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Matthew G. Mead
                                                 Matthew G. Mead, President & Chief Executive Officer

Date   January 30, 2012

By (Signature and Title) /s/ Geoffrey P. Mavar
                                                 Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date   January 30, 2012